LKCM
                                      FUNDS

                           LKCM Small Cap Equity Fund
                                LKCM Equity Fund
                               LKCM Balanced Fund
                             LKCM Fixed Income Fund
                             LKCM International Fund


--------------------------------------------------------------------------------

                                  Annual Report
                                December 31, 1998

                                   LKCM FUNDS

Dear Fellow Shareholders:
We are pleased to report the following performance information for the LKCM
Funds:

                                                                                                           Average
                                                                                            One Year       Annual
                                                                                             Total          Total
                                                                             Net Asset       Return        Return
                                                              Inception      Value at         Ended         Since
Funds                                                           Dates        12/31/98       12/31/98      Inception
                                                              --------       --------       ---------     --------
LKCM Equity Fund                                              01/03/96        $14.39          13.11%        17.81%

  S&P 500                                                                                     28.58%        28.23%

LKCM Small Cap Equity Fund                                    07/14/94         15.72          (6.26%)       16.85%

  Russell 2000                                                                                (2.55%)       14.50%

  S&P 500                                                                                     28.58%        27.65%

LKCM International Fund                                       12/30/97         11.01          10.10%        10.10%

  EAFE Index*                                                                                 20.00%        20.00%

LKCM Balanced Fund                                            12/30/97         11.05          12.84%        12.84%

  S&P 500                                                                                     28.58%        28.58%

  Lehman Bond Index**                                                                          8.44%         8.44%

LKCM Fixed Income Fund                                        12/30/97         10.25           7.27%         7.27%

  Lehman Bond Index**                                                                          8.44%         8.44%

* Morgan Stanley Capital International Europe, Australasia, Far East Index
**Lehman Brothers Intermediate Government/Corporate Bond Index

     The past year was an interesting but divergent period for corporate profits, macro economic growth and the global financial markets, which experienced an increase in volatility. In aggregate, the rate of earnings growth at U.S. corporations continued to slow throughout 1998 and by mid-year the growth rate had turned negative. The stock market turbulence of last summer and fall was caused in part by realization that, in the face of moderate economic growth, many companies are experiencing a "profits recession". Of course, a crisis in the capital markets of many emerging economies added to tensions in the U.S. stock market. Nevertheless, by year-end the Standard & Poor's 500 Index (S&P 500) had set a record high for the fourth consecutive year. Concerns about domestic profits and the global economy were overwhelmed by the liquidity available for investment in United States financial markets. Three primary and related factors drove this phenomenon: First, inflation expectations and interest rates declined more than investors expected at the onset of 1998. Second, huge cash flows poured into the market from individual investors via mutual funds and from a "flight to quality" by foreign investors. Third, the Federal Reserve Bank acknowledged the importance of the global economic crisis that began with a devaluation of Thailand's currency in July of 1997. Of course, investment returns in 1998 for U.S. stocks, the stocks of small U.S. companies, bonds, and foreign stocks influenced the performance of each of LKCM's funds.
     The LKCM Equity Fund is managed to provide long-term capital appreciation via investment primarily in common stocks of mid-sized and large companies. For the year of 1998, the LKCM Equity Fund achieved an attractive absolute total return but was outpaced by the strong performance of its benchmark, the S&P 500. Important strategic aspects of managing the fund, which are key to the fund's long-term success, impacted performance last year. First, we believe investment decisions require an evaluation of both reward and risk by employing a valuation discipline. In 1998, the overall stock market was almost singularly focused on growth

(reward), with limited regard for valuation. Second, the fund invested in a number of large-cap stocks but continued to dedicate a material portion of fund assets to stocks of mid-sized companies, which, despite more favorable reward/risk profiles, were generally `out of favor' relative to large company shares. As of December 31, 1998, the Fund had over-weight positions in the Energy sector, the Healthcare sector, and the Services sector and an under-weight position in the Technology sector when compared to the S&P 500. As of December 31, 1998, the total net assets of the portfolio were $41,069,148 with 93.9% of net assets invested in common stocks and 6.1% in cash reserves net of liabilities. The Fund's current investments in larger companies with strong free cash flow and medium-sized companies with niche growth opportunities, with both groups at reasonable valuations, position the Fund well for 1999.
     The LKCM Small Cap Equity Fund is managed to maximize capital appreciation through investment primarily in common stocks of smaller companies. After three strong years of exceeding its benchmark, the Russell 2000 Index, and producing total returns in excess of 20% annually, the LKCM Small Cap Equity Fund experienced a modest loss for the 1998 calendar year and marginally trailed its benchmark index. The Fund's return was impacted by very poor investment sentiment towards the shares of small companies in general. The Fund's successful investment strategy remains in place with a focus on investing in shares of reasonably valued, niche companies with above-average return and growth prospects. For the year, the Fund's over-weight position in the Energy sector and an under-weight position in the Technology sector impacted investment performance relative to the Russell 2000 Index. However, performance of individual stocks, as opposed to relative sector weightings, had the greatest bearing on the Fund's performance. As of December 31, 1998, total net assets of the portfolio were $248,017,617 with 84.0% of the portfolio in common and preferred stocks and 16.0% in cash reserves net of liabilities. The difficult market for small cap stocks in 1998 has provided an opportunity for the Fund to invest in a number of excellent companies at compelling prices.
     The LKCM International Fund seeks absolute returns. The fund posted a .82% return for the second half of 1998 versus an MSCI EAFE return of 3.66%. Attribution analysis shows that significant exposure to Europe (80%) accompanied by a defensive use of equity index futures for hedging (in 3Q98 versus Europe and in 4Q98 versus Japan) were important. However, we suffered against the index due to the dramatic strengthening of the Yen, which contributed about 20% of the total MSCI EAFE return of 20% for the 4Q98. The portfolio invested in defensive stocks - telecoms, electric utilities, pharmaceuticals, life assurance and property casualty. Looking ahead, we remain defensive as economic data, excluding the U.S., continues to be weak. On the positive side, European merger and acquisition activity is booming and capital flows and low interest rates are making equities attractive. Japan seems to be bowing to international pressure through monetisation, but the road remains long. Asia, ex-Japan, seems to be bottoming out and there are signs of growth, but this remains dependent upon developments in the U.S. and Japan.
     The LKCM Balanced Fund is managed using a total return approach, which emphasizes capital appreciation, income generation, and protection against excessive volatility. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds, and cash. For the year, the Fund performed as expected with a total return below that of the S&P 500 (common stocks) and above that of the Lehman Brothers Government/Corporate Bond Index (bonds). Despite an exceptionally strong year for the U.S. stock market, both the portfolio's stock and bond investments contributed meaningfully to the overall total return. The bond investments also served to temper the Fund's volatility during the stock markets downdrafts in the second and third quarters. As of December 31, 1998, total net assets were $3,639,161 with 64.5% invested in common stocks, 1.5% in convertible preferred stock, 25.3% in corporate bonds, 7.9% in U.S. Treasury obligations, and 0.8% in cash reserves net of liabilities. The "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment alternative for most market environments.

     The LKCM Fixed Income Fund emphasizes current income and capital preservation. The Fund's strategy is to invest in a combination of noncallable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, intermediate maturity portfolio. The Fund modestly trailed its bogey, the Lehman Brothers Intermediate Government/ Corporate Bond Index, during 1998 due to timing issues related to securities purchases at the inception of the Fund and the difficult credit market conditions that existed in the fall. We have relied upon our internal research capabilities in order to identify corporate bonds with strong credit profiles and attractive yields. The average effective maturity of the Fund at the end of the year was approximately 4.7 years and the average quality was A+. As of December 31, 1998, total net assets were $14,556,573 and the asset mix was 72.1% in corporate bonds, 25.7% in U.S. Treasury Notes, and 2.2% in cash reserves net of liabilities. The portfolio is well positioned to benefit from the current environment of low inflation and continued economic growth.
     Looking out towards 1999, we expect four general influences to `balance out' with regard to impacting U.S. financial markets. First, corporate profits are likely to slow further as global over-capacity in many industries will put pressure on profit margins and broad economic weakness overseas will reduce export volumes. Second, these same factors should keep interest rates low and, ironically, be an offsetting positive for stocks. Third, favorable demographics, continued merger activity, and a host of other supply/demand factors argue for a continuation of robust money flows into U.S. financial assets. Fourth, the geopolitical complexity of today's world invites the potential for event-driven shocks (President Clinton's impeachment proceeding, Y2K issues, emerging market financial stress). The current background does not support a severe bear market but neither does it support the incredible stock market returns of the last four years. History would suggest that double-digit investment returns are unlikely in 1999. We continue to focus our investments on companies with high and sustainable returns on equity, strong and growing cash flows, and high quality balance sheets. Such companies often have leadership positions in their respective industries with opportunities to reinvest excess cash flows at attractive rates of return or reinvest in their existing business by repurchasing shares. We believe that the reward-risk trade-off of buying shares in such companies at a reasonable valuation will provide solid long-term investment results.

Regards,


/s/ J. Luther King, Jr., CFA

J. Luther King, Jr., CFA
February 11, 1999

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund and LKCM Equity Fund, compared to the Funds' representative market indices.

The S&P 500 Index is an unmanaged index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index.

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. Market capitalization is typically between $57 million and $610 million.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------
                            PAST      PAST       SINCE
                           1 YEAR    3 YEARS   INCEPTION(1)
-----------------------------------------------------------
LKCM Small Cap
  Equity Fund              (6.26%)    13.18%        16.85%
-----------------------------------------------------------
Russell 2000 Index         (2.55%)    11.58%        14.50%
-----------------------------------------------------------
S&P 500 Index              28.58%     28.23%        27.65%
-----------------------------------------------------------
(1) July 14, 1994

A $10,000 Investment in LKCM Small Cap Equity Fund
                  LKCM Small Cap     S&P 500         Rusell 2000
                  Equity Fund        Index           Index

07/94             10000              10000           10000
12/94             10500              10268           10267
06/95             12170              12343           11748
12/95             13839              14127           13188
06/96             16157              15554           14554
12/96             17392              17370           15363
06/97             19526              20950           16390
12/97             21404              23167           18798
6/98              22102              27270           19724
12/98             20064              29787           18320


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                                  PAST          SINCE
                                 1 YEAR     INCEPTION(1)
--------------------------------------------------------
LKCM Equity Fund                 13.11%        17.81%
--------------------------------------------------------
S&P 500 Index                    28.58%        28.23%
--------------------------------------------------------
(1) January 3, 1996

A $10,000 Investment in LKCM Equity Fund
                  LKCM Equity Fund      S&P 500 Index
1/96              10000                 10000
6/96              10800                 11010
12/96             11700                 12296
6/97              13491                 14830
12/97             14457                 16399
6/98              16179                 19303
21/98             16352                 21085

PERFORMANCE:
--------------------------------------------------------------------------------
The following information illustrates the historical performance of LKCM Balanced Fund and LKCM Fixed Income Fund compared to the Funds' representative market indices.

The S&P 500 Index is an unmanaged index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard &Poor's or Fitch, in that order.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                                  PAST          SINCE
                                 1 YEAR     INCEPTION(1)
--------------------------------------------------------
LKCM Balanced Fund               12.84%         12.84%
--------------------------------------------------------
Lehman Bond Index(2)              8.44%         8.44%
--------------------------------------------------------
S&P 500 Index                    28.58%        28.58%
--------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Corporate Bond Index

A $10,000 Investment in LKCM Balanced Fund
                  LKCM Balanced Fund    S&P 500 Index     Lehman Bond Index
1/98              10000                 10000             10000
3/98              10709                 11395             10156
6/98              10694                 11771             10347
9/98              10159                 10600             10812
12/98             11284                 12858             10844


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                                  PAST          SINCE
                                 1 YEAR     INCEPTION(1)
--------------------------------------------------------
LKCM Fixed
Income Fund                       7.27%         7.27%
--------------------------------------------------------
Lehman Bond Index(2)              8.44%         8.44%
--------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Corporate Bond Index

A $10,000 Investment in LKCM Fixed Income Fund
                  LKCM Fixed          Lehman Bond
                  Income Fund         Index
1/98              10000               10000
3/98              10103               10156
6/98              10309               10347
9/98              10745               10812
12/98             10727               10844

PERFORMANCE:
--------------------------------------------------------------------------------
The following information illustrates the historical performance of LKCM International Fund compared to the Fund's representative market index.

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 20 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                                  PAST          SINCE
                                 1 YEAR     INCEPTION(1)
--------------------------------------------------------
LKCM International Fund          10.10%        10.10%
--------------------------------------------------------
EAFE Index(2)                    20.00%        20.00%
--------------------------------------------------------
(1)December 30, 1997
(2)Morgan Stanley Capital International Europe, Australasia, Far East
  Index.

A $10,000 Investment in LKCM International Fund
                  LKCM International             EAFE Index
1/98              10000                          10000
3/98              10910                          11471
6/98              10920                          11593
9/98              9520                           9945
12/98             11010                          12000

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS - 83.94%                                    Shares           Value
--------------------------------------------------------------------------------
Basic Resources - 0.84%
   Reliance Steel & Aluminum
     Company                                              75,000     $ 2,071,875
                                                                     -----------

Consumer & Commercial Services - 8.17%
   Carmike Cinemas, Inc. - Class A #                      91,700       1,862,656
   Family Golf Centers, Inc. #                            90,000       1,777,500
   G & K Services Inc. - Class A                          75,000       3,993,750
   Iron Mountain Incorporated #                           80,000       2,885,000
   Mac-Gray Corporation #                                 50,000         568,750
   ResortQuest International, Inc. #                      70,000       1,023,750
   Romac International, Inc. #                           196,619       4,374,773
   U.S. Filter Corporation #                             115,000       2,630,625
   Unitog Company                                         40,000       1,150,000
                                                                     -----------
                                                                      20,266,804
                                                                     -----------

Consumer Durables - 2.45%
   Centex Corporation                                    100,000       4,506,250
   International Comfort Products
     Corporation #                                       150,000       1,200,000
   Kevco, Inc. #                                          50,300         364,675
                                                                     -----------
                                                                       6,070,925
                                                                     -----------

Education - 2.85%
   Career Education Corporation #                         60,000       1,800,000
   ITT Educational Services, Inc. #                       90,000       3,060,000
   Quest Education Corporation #                         115,000       1,150,000
   Strayer Education, Inc.                                30,000       1,057,500
                                                                     -----------
                                                                       7,067,500
                                                                     -----------

Energy - 7.18%
   Bayard Drilling
     Technologies, Inc. #                                200,000       1,000,000
   Tom Brown, Inc. #                                      83,000         832,594
   Carbo Ceramics, Inc.                                   40,000         700,000
   Dril-Quip, Inc. #                                      75,000       1,331,250
   Encal Energy Ltd.(1)                                  487,500       1,809,082
   HS Resources, Inc. #                                  110,000         831,875
   ICO, Inc.                                             549,300       1,098,600
   Input/Output, Inc. #                                  145,000       1,060,313
   Noble Affiliates, Inc.                                 97,000       2,388,625
   Snyder Oil Corporation                                135,000       1,797,188
   Stolt Comex Seaway, S.A. #                            100,000         675,000
   Superior Services, Inc.                               121,000       2,427,562

--------------------------------------------------------------------------------
COMMON STOCKS                                              Shares          Value
--------------------------------------------------------------------------------
Energy - (continued)
   Varco International, Inc. #                             80,000    $   620,000
   Weatherford International, Inc. #                       64,000      1,240,000
                                                                     -----------
                                                                      17,812,089
                                                                     -----------

Financial Services - 12.45%
   American Heritage Life
     Investment Corporation                                50,000      1,221,875
   AmerUs Life Holdings, Inc. -
     Class A                                              117,412      2,627,093
   E.W. Blanch Holdings, Inc.                             124,000      5,882,250
   CNA Surety Corporation #                               210,000      3,307,500
   Chartwell Re Corporation                                40,000        950,000
   Crawford & Company - Class A                            36,300        485,513
   Cullen/Frost Bankers, Inc.                              81,000      4,444,875
   FVNB Corporation                                        19,000        646,000
   First United Bancshares, Inc.                           76,000      1,349,000
   INSpire Insurance
     Solutions, Inc.#                                     100,000      1,837,500
   Investment Technology
     Group, Inc. #                                         19,000      1,179,187
   Jefferies Group, Inc.                                   15,000        744,375
   PawnMart, Inc. #                                        50,000         87,500
   Sterling Bancorp                                       116,000      2,646,250
   Texas Regional Bancshares, Inc.                        138,000      3,458,625
                                                                     -----------
                                                                      30,867,543
                                                                     -----------

Food, Tobacco & Other - 0.54%
   International Home Foods, Inc. #                        80,000      1,350,000
                                                                     -----------

Health Care - 7.97%
   Jones Pharma Incorporated                               75,000      2,737,500
   Maxxim Medical, Inc. #                                 179,400      5,337,150
   Patterson Dental Company #                             100,000      4,350,000
   Prime Medical Services, Inc. #                         178,700      1,306,744
   Sybron International
     Corporation #                                        155,000      4,214,063
   Teva Pharmaceutical
     Industries Ltd. - ADR                                 45,000      1,830,937
                                                                     -----------
                                                                      19,776,394
                                                                     -----------

Heavy Industry/Transportation - 6.68%
   Covenant Transport, Inc.- Class A #                     90,000      1,608,750
   Genesee & Wyoming, Inc. #                               47,200        601,800
   Kirby Corporation #                                    280,000      5,582,500

                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS                                              Shares          Value
--------------------------------------------------------------------------------
Heavy Industry/Transportation - (continued)
   RailAmerica, Inc. #                                    375,000    $ 3,187,500
   Swift Transporation Co., Inc. #                        135,000      3,784,219
   TJ International, Inc.                                  70,000      1,798,125
                                                                     -----------
                                                                      16,562,894
                                                                     -----------

Manufacturing - 7.95%
   Blount International, Inc. -
     Class A                                              200,000      4,987,500
   Chart Industries, Inc. #                               139,050      1,060,256
   Happy Kids, Inc.#                                      110,200      1,405,050
   Justin Industries, Inc.                                320,000      4,200,000
   Kaydon Corporation                                      45,000      1,802,812
   Lindsay Manufacturing Company                          225,000      3,332,813
   Scott Technologies, Inc. #                             177,000      2,926,031
                                                                     -----------
                                                                      19,714,462
                                                                     -----------

Publishing & Broadcasting - 3.54%
   A.H. Belo Corporation -
     Common Series A                                       80,000      1,595,000
   Harte-Hanks, Inc.                                      170,000      4,845,000
   Metro Networks, Inc. #                                  55,000      2,344,375
                                                                     -----------
                                                                       8,784,375
                                                                     -----------
Real Estate Investment Trusts - 2.59%
   Brandywine Realty Trust                                 85,000      1,519,375
   Crescent Real Estate Equities Trust                     62,000      1,426,000
   Fairfield Communities, Inc. #                           90,000        995,625
   Prentiss Properties Trust                               75,000      1,673,437
   Storage USA, Inc.                                       25,000        807,813
                                                                     -----------
                                                                       6,422,250
                                                                     -----------
Retail - 8.45%
   Boise Cascade Office Products
     Corporation #                                        120,000      1,620,000
   Borders Group, Inc. #                                  140,000      3,491,250
   MSC Industrial
     Direct Co., Inc. - Class A #                         100,000      2,262,500
   Party City Corporation #                               100,000      1,443,750
   PETsMART, Inc. #                                       120,000      1,320,000
   Pier 1 Imports, Inc.                                   257,500      2,494,531
   Play By Play Toy &
     Novelties, Inc. #                                    215,000      1,505,000
   Saks Incorporated #                                     40,000      1,262,500
   Taco Cabana, Inc. - Class A #                          190,100      1,473,275
   Tractor Supply Company #                               115,000      2,760,000
   White Cap Industries, Inc. #                            87,500      1,334,375
                                                                     -----------
                                                                      20,967,181
                                                                     -----------
--------------------------------------------------------------------------------
COMMON STOCKS                                             Shares           Value
--------------------------------------------------------------------------------
Technology - 5.30%
   Bell & Howell Company #                                60,000     $ 2,268,750
   Dallas Semiconductor Corporation                       77,500       3,158,125
   Data General Corporation #                             30,300         498,056
   Dunn Computer Corporation #                           114,000         470,250
   Intellicall, Inc. #                                   100,000         225,000
   Intelligent Polymers Limited #                        150,000       4,200,000
   RadiSys Corporation #                                  30,000         900,000
   UCAR International Inc. #                              80,000       1,425,000
                                                                     -----------
                                                                      13,145,181
                                                                     -----------

Telecommunications - 6.98%
   Crown Castle International
     Corporation #                                       250,000       5,875,000
   Global Crossing Limited #                              50,000       2,256,250
   ITC DeltaCom, Inc.#                                   120,000       1,830,000
   Metrocall, Inc. #                                     252,450       1,104,469
   MetroNet Communications
     Corporation - Class B #                              85,000       2,847,500
   OmniAmerica, Inc. #                                    22,000         704,000
   Sinclair Broadcast Group, Inc. -
     Class A #                                           137,500       2,689,844
                                                                     -----------
                                                                      17,307,063
                                                                     -----------

Total common stock
   (cost $165,556,409)                                               208,186,536
                                                                     -----------
--------------------------------------------------------------------------------
PREFERRED STOCK - 0.10%                                    Shares          Value
--------------------------------------------------------------------------------
Financial Services - 0.10%
   Atlantic Gulf Communities
     Corporation #@*(2)                                    4,221          42,210
   Atlantic Gulf Communities
     Corporation #@*                                      21,796         215,344
                                                                         -------
Total preferred stock
   (cost $295,233)                                                       257,554
                                                                         -------

                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
WARRANTS - 0.01%                                           Shares          Value
--------------------------------------------------------------------------------
Financial Services - 0.01%
   Atlantic Gulf Communities
     Corporation - Class A #@*                           17,345    $       1,041
   Atlantic Gulf Communities
     Corporation - Class B #@*                           17,345            1,041
   Atlantic Gulf Communities
     Corporation - Class C #@*                           17,345            1,041
   PawnMart, Inc. - Class A,
     expires 3/11/2003 #                                 50,000           15,625
   PawnMart, Inc. - Class B,
     expires 3/11/2004 #                                 50,000           13,281
                                                                   -------------
Total warrants
   (cost $10,848)                                                         32,029
                                                                   -------------

--------------------------------------------------------------------------------
CASH EQUIVALENT - 16.28%                              Principal            Value
--------------------------------------------------------------------------------
Short Term Investments - 16.28%
   Firstar Bank Repo., 3.50%
     dated 12/31/1998,
     due 1/4/99                                   $  28,500,000       28,500,000
   Firstar Bank Demand Note,
     5.38% due 12/31/2031                            11,871,597       11,871,597
                                                                   -------------
Total short term investments
   (cost $40,371,597)                                                 40,371,597
                                                                   -------------

   Total Investments - 100.33%
   (cost $206,234,087)                                               248,847,716
                                                                   -------------

   Liabilities, less Other Assets - (0.33%)                            (830,099)
                                                                   -------------
   Total Net Assets - 100.00%                                      $ 248,017,617
                                                                   =============


# - Non-income producing security.
(1) - Foreign Security.
(2) - Each share represents one share of preferred stock and warrants to purchase two shares of common stock.
@ - Security issued as a private placement and is illiquid by virtue of the absence of a readily available market.
* - Security valued at fair value - See Note A to the financial statements. ADR - American Depository Receipts.


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS - 93.94%                                     Shares          Value
--------------------------------------------------------------------------------
Basic Resources - 1.81%
   du Pont (E.I.) de Nemours
     & Company                                             14,000     $  742,875
                                                                      ----------

Beverage & Personal Products - 6.68%
   Colgate-Palmolive Company                                9,000        835,875
   Kimberly-Clark Corporation                              20,000      1,090,000
   PepsiCo, Inc.                                           20,000        818,750
                                                                      ----------
                                                                       2,744,625
                                                                      ----------

Consumer & Commercial Services - 12.82%
   H&R Block, Inc.                                         12,000        540,000
   Browning-Ferris Industries, Inc.                        46,100      1,310,969
   Emerson Electric Company                                11,000        665,500
   General Electric Company                                10,000      1,020,625
   Sherwin-Williams Company                                26,000        763,750
   Waste Management, Inc.                                  20,675        963,972
                                                                      ----------
                                                                       5,264,816
                                                                      ----------

Energy - 10.06%
   Burlington Resources, Inc.                              16,000        573,000
   Exxon Corporation                                       18,000      1,316,250
   Halliburton Company                                     17,000        503,625
   Mobil Corporation                                       12,000      1,045,500
   Schlumberger, Limited                                   15,000        691,875
                                                                      ----------
                                                                       4,130,250
                                                                      ----------

Financial Services - 12.52%
   American General Corporation                            17,000      1,326,000
   Associates First Capital
     Corporation                                           16,000        678,000
   C.I.T. Group, Inc. - Class A                            26,900        855,756
   Cullen/Frost Bankers, Inc.                              11,000        603,625
   The MONY Group, Inc. #                                  25,600        801,600
   Wells Fargo Company                                     22,000        878,625
                                                                      ----------
                                                                       5,143,606
                                                                      ----------
--------------------------------------------------------------------------------
COMMON STOCKS                                              Shares          Value
--------------------------------------------------------------------------------
Food, Tobacco & Other - 2.00%
   H.J. Heinz Company                                      14,500     $  821,062
                                                                      ----------

Health Care - 16.01%
   Cardinal Health, Inc.                                   21,375      1,621,828
   Merck & Company, Inc.                                    5,000        738,437
   Pfizer, Inc.                                             7,000        878,063
   Schering-Plough Corporation                             28,000      1,547,000
   SmithKline Beecham PLC ADR                              14,000        973,000
   Sybron International Corporation #                      30,000        815,625
                                                                      ----------
                                                                       6,573,953
                                                                      ----------

Manufacturing - 2.43%
   Blount International, Inc. -
     Class A                                               40,000        997,500
                                                                      ----------

Publishing & Broadcasting - 5.72%
   Gannett Company, Inc.                                   22,000      1,419,000
   Infinity Broadcasting Corporation                       34,000        930,750
                                                                      ----------
                                                                       2,349,750
                                                                      ----------

Real Estate Investment Trusts - 0.67%
   Crescent Real Estate
     Equities Company                                      11,900        273,700
                                                                      ----------

Retail - 5.67%
   Home Depot, Inc.                                        28,000      1,713,250
   Tandy Corporation                                       15,000        617,812
                                                                      ----------
                                                                       2,331,062
                                                                      ----------

Technology - 10.81%
   Cisco Systems, Inc. #                                   15,000      1,392,187
   Diebold, Inc.                                           11,000        392,563
   Hewlett-Packard Company                                 16,000      1,093,000
   Motorola, Inc.                                          15,000        915,938
   Oracle Corporation                                      15,000        646,875
                                                                      ----------
                                                                       4,440,563
                                                                      ----------

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS                                           Shares             Value
--------------------------------------------------------------------------------
Telecommunications - 6.74%
   ALLTEL Corporation                                   17,500      $  1,046,719
   MCI WorldCom, Inc. #                                 24,000         1,722,000
                                                                    ------------
                                                                       2,768,719
                                                                    ------------

Total common stock
   (cost $25,861,406)                                                 38,582,481
                                                                    ------------
--------------------------------------------------------------------------------
CASH EQUIVALENT - 6.58%                              Principal             Value
--------------------------------------------------------------------------------
Short Term Investments - 6.58%
   Firstar Bank Repo, 3.00%
     dated 12/31/1998,
     due 1/4/1999                                 $    700,000      $    700,000
   Firstar Bank Demand Note
     5.38% due 12/31/2031                            2,001,268         2,001,268
                                                                    ------------
Total short term investments
   (cost $2,701,268)                                                   2,701,268
                                                                    ------------

TOTAL INVESTMENTS - 100.52%
   (cost $28,562,674)                                                 41,283,749
                                                                    ------------

Liabilities, less Other Assets - (0.52%)                               (214,601)
                                                                    ------------
 Total net assets - 100.00%                                         $ 41,069,148
                                                                    ============

# - Non-income producing security
ADR - American Depository Receipts.

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS - 64.50%                                     Shares          Value
--------------------------------------------------------------------------------
Basic/Diversified Industrial - 3.17%
   General Electric Company                                     400     $ 40,825
   St. Joe Corporation                                          600       14,062
   Tyco International Limited                                   800       60,350
                                                                        --------
                                                                         115,237
                                                                        --------

Beverage & Personal Products - 7.43%
   Colgate-Palmolive Company                                    600       55,725
   Estee Lauder Companies - TRACES                              500       38,750
   Gillette Company                                           1,000       48,312
   Kimberly-Clark Corporation                                   600       32,700
   PepsiCo, Inc.                                              1,200       49,125
   Procter & Gamble Company                                     500       45,656
                                                                        --------
                                                                         270,268
                                                                        --------

Consumer & Commercial Services - 5.51%
   H&R Block, Inc.                                              700       31,500
   Harte-Hanks, Inc.                                          2,000       57,000
   Sherwin-Williams Company                                     500       14,687
   U.S. Filter Corporaton #                                   1,200       27,450
   Waste Management, Inc.                                     1,500       69,938
                                                                        --------
                                                                         200,575
                                                                        --------

Education - 0.93%
   ITT Educational Services, Inc.                             1,000       34,000
                                                                        --------

Energy - 4.97%
   Atlantic Richfield Company                                 1,100       71,775
   Exxon Corporation                                            600       43,875
   Mobil Corporation                                            350       30,494
   Schlumberger Limited                                         750       34,594
                                                                        --------
                                                                         180,738
                                                                        --------

Financial Services - 9.98%
   AEGON N.V                                                    201       24,572
   American General Corporation                                 500       39,000
   American International Group, Inc.                           500       48,312
   Associates First Capital Corporation                       1,400       59,325
   E.W. Blanch Holdings, Inc.                                   800       37,950
   C.I.T. Group, Inc., Class A                                1,200       38,175
                                                                        --------
--------------------------------------------------------------------------------
COMMON STOCKS                                               Shares         Value
--------------------------------------------------------------------------------
Financial Services - (continued)
   Compass Bancshares, Inc.                                    800      $ 30,450
   Cullen/Frost Bankers, Inc.                                  800        43,900
   First United Bancshares, Inc.                               800        14,200
   Mellon Bank Corporation                                     400        27,500
                                                                        --------
                                                                         363,384
                                                                        --------
Food, Tobacco & Other - 3.34%
   H.J. Heinz Company                                        1,010        57,191
   Phillip Morris Companies, Inc.                            1,200        64,200
                                                                        --------
                                                                         121,391
                                                                        --------

Health Care - 11.51%
   American Home Products
     Corporation                                               800        45,050
   Cardinal Health, Inc.                                       427        32,399
   Covance, Inc.                                             1,730        50,386
   Monsanto Company ACES #                                   1,500        73,500
   Pharmacia & Upjohn, Inc.                                    600        33,975
   Schering-Plough Corporation                                 600        33,150
   SmithKline Beecham PLC ADR                                  600        41,700
   Sybron International Corporation #                        2,500        67,969
   Teva Pharmaceutical
      Industries Ltd. - ADR                                  1,000        40,687
                                                                        --------
                                                                         418,816
                                                                        --------

Publishing & Broadcasting - 2.82%
   A.H. Belo Corporation,
     Common Series A                                         1,700        33,894
   CBS Corporation                                           2,100        68,775
                                                                        --------
                                                                         102,669
                                                                        --------

Real Estate Investment Trusts - 1.94%
   Crescent Real Estate
     Equities Company                                        1,400        32,200
   Starwood Hotels & Resorts
     Worldwide, Inc.                                         1,700        38,569
                                                                        --------
                                                                          70,769
                                                                        --------

Retail - 2.17%
   Saks, Inc. #                                              1,460        46,081
   Tandy Corporation                                           800        32,950
                                                                        --------
                                                                          79,031
                                                                        --------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS                                               Shares         Value
--------------------------------------------------------------------------------
Technology - 6.90%
   BMC Software, Inc. #                                      600      $   26,737
   Cisco Systems, Inc.                                       450          41,766
   Hewlett-Packard Company                                   600          40,988
   Microsoft Corporation                                     300          41,606
   Motorola, Inc.                                          1,000          61,063
   Oracle Corporation                                        900          38,813
                                                                      ----------
                                                                         250,973
                                                                      ----------

Telecommunications - 3.83%
   ALLTEL Corporation                                      1,200          71,775
   MCI WorldCom, Inc. #                                      944          67,732
                                                                      ----------
                                                                         139,507
                                                                      ----------

Total common stock
   (cost $2,058,629)                                                   2,347,358
                                                                      ----------

--------------------------------------------------------------------------------
CORPORATE BONDS - 25.29%                               Principal           Value
--------------------------------------------------------------------------------
Basic/Diversified Industrial - 0.70%
   Tyco International Group(1),
     6.375%, 6/15/2005                                $   25,000          25,587
                                                                      ----------

Consumer & Commercial Services - 0.70%
   WMX Technologies,
     6.70%, 5/01/2001                                     25,000          25,452
                                                                      ----------

Electric - 0.62%
   Old Domin Electric,
     Callable 12/01/2003
     7.48%, 12/01/2013                                    20,000          22,526
                                                                      ----------


Energy - 0.94%
   Nabors Industries, Inc.,
     Callable 5/15/99,
     5.00%, 5/15/2006                                     35,000          34,212
                                                                      ----------

Financial Services - 11.82%
   Associates Corp N.A.,
     6.25%, 9/15/2000                                     50,000          50,665
    American General Corporation,
     6.75%, 6/15/2005                                     50,000          52,218
   Block Financial Corporation,
     6.75%, 11/01/2004                                    75,000          78,771
--------------------------------------------------------------------------------
CORPORATE BONDS                                        Principal           Value
--------------------------------------------------------------------------------
Financial Services - (continued)
   Chartwell Re Corporation,
     Callable 3/1/1999,
     10.25%, 3/01/2004                                $   25,000      $   25,875
   Morgan Stanley Group,
     6.875%, 3/01/2007                                    65,000          69,109
   Norwest Corporation,
     6.625%, 3/15/2003                                    75,000          77,633
   Sears Roebuck
     Acceptance Corporation,
     6.00%, 3/20/2003                                     75,000          75,821
                                                                      ----------
                                                                         430,092
                                                                      ----------

Food, Tobacco & Other - 2.19%
   Phillip Morris Companies Inc.,
     7.50%, 1/15/2002                                     25,000          26,319
    Phillip Morris Companies Inc.,
     7.00%, 07/15/2005                                    50,000          53,367
                                                                      ----------
                                                                          79,686
                                                                      ----------

Heavy Industry/Transportation - 0.72%
   Union Pacific Railroad Corporation,
     Callable 3/08/1999
     8.50%, 1/15/2017                                     25,000          26,103
                                                                      ----------

Manufacturing - 0.70%
   Thomas & Betts Corporation,
     6.50%, 1/15/2006                                     25,000          25,508
                                                                      ----------

Real Estate Investment Trust - 1.38%
   Bay Apartment Communities,
     6.25%, 1/15/2003                                       25,000        25,094
   Prologis Trust,
     7.05%, 7/15/2006                                       25,000        24,944
                                                                          ------
                                                                          50,038
                                                                          ------

Retail - 1.66%
   Tandy Corporation,
     6.95%, 9/01/2007                                       50,000        52,893
   Toys R Us,
     Callable 7/31/1998
     8.25%, 2/01/2017                                        7,000         7,633
                                                                          ------
                                                                          60,526
                                                                          ------

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
CORPORATE BONDS                                        Principal           Value
--------------------------------------------------------------------------------
Technology - 2.00%
   Kent Electronics, Convertible,
     Callable 9/06/2000,
     4.50%, 9/01/2004                                $    60,000     $    46,800
   Oracle Corporation,
     6.91%, 2/15/2007                                     25,000          26,082
                                                                     -----------
                                                                          72,882
                                                                     -----------

Telecommunications - 1.86%
   MCI WorldCom, Inc.
     7.75%, 4/01/2007                                     60,000          67,790
                                                                     -----------


Total corporate bonds
   (cost $910,414)                                                       920,402
                                                                     -----------

--------------------------------------------------------------------------------
CONVERTIBLE-PREFERRED
STOCK - 1.51%                                             Shares           Value
--------------------------------------------------------------------------------
Publishing & Broadcasting - 1.51%
   Sinclair Broadcast Group, Inc.#                         1,100          54,862
                                                                     -----------
Total convertible preferred stock
   (cost $55,152)                                                         54,862
                                                                     -----------

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 7.93%                      Principal           Value
--------------------------------------------------------------------------------

U.S. Treasury Notes - 6.49%:
   6.50%, 5/31/2002                                  $    25,000          26,406
   6.375%, 1/15/2000                                      75,000          76,313
   5.75%, 8/15/2003                                       25,000          26,102
   6.50%, 8/15/2005                                       25,000          27,477
   6.375%, 9/30/2001                                      50,000          52,188
   6.50%, 10/15/2006                                      25,000          27,758
                                                                     -----------
                                                                         236,244
                                                                     -----------

U.S. Treasury Bonds - 1.44%:
   6.25%, 2/28/2002                                       50,000          52,266
                                                                     -----------

Total U.S. Treasury obligations
   (cost $283,515)                                                       288,510
                                                                     -----------
--------------------------------------------------------------------------------
CASH EQUIVALENT-2.86%                                 Principal           Value
--------------------------------------------------------------------------------
Short Term Investments - 2.86%
   Firstar Bank Demand Note, 5.38%
     due 12/31/2031
   (cost $104,232)                                   $   104,232     $   104,232
                                                                     -----------

TOTAL INVESTMENTS - 102.09%
   (cost $3,411,942)                                                   3,715,364

Liabilities, less Other Assets - (2.09%)                                (76,203)
                                                                     -----------
Total net assets - 100.00%                                           $ 3,639,161
                                                                     ===========

 # - Non-income producing security.
ADR - American Depository Receipts.
(1) - Foreign Security.

                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
CORPORATE BONDS-72.10%                                 Principal           Value
--------------------------------------------------------------------------------
Basic/Diversified Industrial - 3.52%
   Tyco International Group(1),
     6.375%, 6/15/2005                                   $500,000       $511,746
                                                                        --------

Chemicals - 2.21%
   M.A. Hanna Company,
     9.375%, 9/15/2003                                     40,000         45,319
   Solutia, Inc.,
     6.50%, 10/15/2002                                    275,000        276,033
                                                                        --------
                                                                         321,352
                                                                        --------

Consumer & Commercial Services - 3.50%
   WMX Technologies,
     6.70%, 5/01/2001                                     500,000        509,039
                                                                        --------

Electric - 2.88%
   Interstate Power Company,
     Callable 2/08/1999,
     8.625%, 9/15/2021                                     50,000         53,331
   Old Domin Electric,
     Callable 12/01/2003
     7.48%, 12/01/2013                                    325,000        366,048
                                                                        --------
                                                                         419,379
                                                                        --------

Energy - 0.37%
   Southwest Gas Corporation,
     7.50%, 8/01/2006                                      50,000         54,179
                                                                        --------

Financial Services - 32.95%
   American General Finance,
     6.875%, 1/15/2000                                    100,000        101,340
   Associates Corp N.A.,
     6.25%, 9/15/2000                                     150,000        151,995
   Banc One Corporation,
     7.00%, 7/15/2005                                     150,000        160,055
   Banc One Corporation,
     7.60%, 5/01/2007                                     500,000        559,460
   Block Financial Corporation,
     6.75%, 11/01/2004                                    500,000        525,139
   C.I.T. Group,
     6.625%, 6/15/2005                                    500,000        520,505
   Chartwell Re Holdings Corporation,
     Callable 3/1/99,
     10.25%, 3/01/2004                                    500,000        517,500

--------------------------------------------------------------------------------
CORPORATE BONDS                                        Principal           Value
--------------------------------------------------------------------------------
Financial Services - (continued)
   Morgan Stanley Group,
     6.875%, 3/01/2007                                $  500,000      $  531,611
   Norwest Corporation,
     6.625%, 3/15/2003                                   500,000         517,556
   Sears Roebuck
     Acceptance Corporation,
     6.00%, 3/20/2003                                    500,000         505,473
   State Street Boston Corporation,
     5.95%, 9/15/2003                                    450,000         445,960
   Wilmington Trust Corporation,
     6.625%, 5/01/2008                                   250,000         259,473
                                                                      ----------
                                                                       4,796,067
                                                                      ----------

Food, Tobacco & Other - 3.62%
   Philip Morris Companies, Inc.,
     7.50%, 1/15/2002                                    500,000         526,377
                                                                      ----------

Heavy Industry/Transportation - 2.15%
   Union Pacific Railroad Corporation,
     Callable 2/8/99,
     8.50%, 1/15/2017                                    300,000         313,235
                                                                      ----------

Manufacturing - 1.05%
   Thomas & Betts Corporation,
     6.50%, 1/15/2006                                    150,000         153,048
                                                                      ----------

Real Estate Investment Trust - 5.58%
   Bay Apartment Communities,
     6.25%, 1/15/2003                                    150,000         150,567
   Camden Property Trust,
     7.00%, 11/15/2006                                   300,000         287,239
   Prologis Trust,
     7.05%, 7/15/2006                                    375,000         374,154
                                                                      ----------
                                                                         811,960
                                                                      ----------

Retail - 4.31%
   Tandy Corporation,
     6.95%, 9/01/2007                                    500,000         528,925
   Toys R Us,
     Callable 7/31/98,
     8.25%, 2/01/2017                                     91,000          99,224
                                                                      ----------
                                                                         628,149
                                                                      ----------

                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
CORPORATE BONDS                                        Principal           Value
--------------------------------------------------------------------------------
Technology - 1.25%
   Oracle Corporation,
     6.91%, 2/15/2007                                 $   175,000    $   182,572
                                                                     -----------

Telecommunications - 8.71%
   ALLTEL Corporation,
     7.25%, 4/01/2004                                     500,000        538,125
   GTE Hawaiian Telephone
     7.375%, 9/01/2006                                    150,000        165,612
   MCI WorldCom, Inc.,
     7.75%, 4/01/2007                                     500,000        564,918
                                                                     -----------
                                                                       1,268,655
                                                                     -----------

Total corporate bonds
   (cost $10,367,921)                                                 10,495,758

--------------------------------------------------------------------------------
U.S. Treasury Obligations - 25.73%
--------------------------------------------------------------------------------

   U.S. Treasury Notes:
     6.00%, 8/15/2000                                     900,000        918,844
     5.625%, 10/31/1999                                   150,000        151,219
     5.75%, 11/30/2002                                  1,000,000      1,037,188
     5.50%, 2/28/2003                                     600,000        618,000
     5.625%, 2/28/2001                                  1,000,000      1,020,625
                                                                     -----------

Total U.S. Treasury obligations
   (cost $3,662,518)                                                   3,745,876
                                                                     -----------
--------------------------------------------------------------------------------
CASH EQUIVALENT - 0.80%                                 Principal          Value
--------------------------------------------------------------------------------
Short Term Investments - 0.80%
   Firstar Bank Demand Note, 5.38%
     due 12/31/2031
     (cost $115,905)                                  $   115,905    $   115,905
                                                                     -----------

Total Investments - 98.63%
   (cost $14,146,344)                                                 14,357,539
                                                                     -----------

Other Assets in excess of liabilities - 1.37 %                           199,034
                                                                     -----------
Total net assets - 100.00%                                           $14,556,573
                                                                     ===========

(1) - Foreign Security

                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCK-92.14%                                      Shares           Value
--------------------------------------------------------------------------------
AUSTRALIA - 0.79%
--------------------------------------------------------------------------------
Financial Services - 0.79%
   AMP Limited #                                          35,372      $  448,605
                                                                      ----------
Total Australia                                                          448,605
                                                                      ----------
--------------------------------------------------------------------------------
BRAZIL - 1.29%
--------------------------------------------------------------------------------
Telecommunication - 1.29%
   Tele Norte Leste Participacoes
     S.A. ADR #                                           40,222         500,261
   Telesp Celular Participacoes
     S.A. ADR #                                            8,407         147,122
   Tele Sudeste Celular Participacoes
     S.A. ADR #                                            4,163          86,122
                                                                      ----------
Total Brazil                                                             733,505
--------------------------------------------------------------------------------
CANADA - 1.39%
--------------------------------------------------------------------------------
Healthcare - 1.39%
   BioChem Pharma Inc. #                                  27,632         790,966
                                                                      ----------
Total Canada                                                             790,966
                                                                      ----------
--------------------------------------------------------------------------------
DENMARK - 4.41%
--------------------------------------------------------------------------------
Telecommunication - 4.41%
   Tele Danmark A/S                                       18,640       2,515,792
                                                                      ----------
Total Denmark                                                          2,515,792
                                                                      ----------

--------------------------------------------------------------------------------
FRANCE - 25.10%
--------------------------------------------------------------------------------
Consumer & Commercial Services - 4.81%
   Essilor International SA                                4,712       1,854,696
   Vivendi                                                 3,410         884,641
                                                                      ----------
                                                                       2,739,337
                                                                      ----------
Energy - 4.26%
   Primagaz Cie                                           15,769       1,495,288
   Total SA - Class B                                      9,209         932,553
                                                                      ----------
                                                                       2,427,841
                                                                      ----------
Financial Services - 0.54%
   Axa                                                     2,109         305,637
                                                                      ----------
Food, Tobacco & Other - 3.35%
   Etablissements Economiques du
     Casino Guichard-Perrachon SA                          4,495         468,056
   Promodes                                                  391         284,299
   Sodexho Alliance                                        5,184       1,159,364
                                                                      ----------
                                                                       1,911,719
                                                                      ----------
--------------------------------------------------------------------------------
COMMON STOCK                                              Shares           Value
--------------------------------------------------------------------------------
FRANCE - (continued)
--------------------------------------------------------------------------------
Health Care - 4.53%
   Sanofi SA                                              15,676      $2,580,286
                                                                      ----------

Manufacturing - 2.96%
   Societe BIC SA                                         30,472       1,690,081
                                                                      ----------

Miscellaneous - 3.66%
   Lagardere S.C.A                                         2,061          87,576
   Suez Lyonnaise des Eaux                                 9,721       1,996,630
                                                                      ----------
                                                                       2,084,206
                                                                      ----------

Retail - 0.99%
   Castorama Dubois Investisse                             2,467         562,761
                                                                      ----------
Total France                                                          14,301,868
                                                                      ----------

--------------------------------------------------------------------------------
FINLAND - 1.83%
--------------------------------------------------------------------------------
Telecommunication - 1.83%
   Nokia Oyj                                               8,539       1,044,994
                                                                      ----------
Total Finland                                                          1,044,994
                                                                      ----------

--------------------------------------------------------------------------------
GERMANY - 3.15%
--------------------------------------------------------------------------------
Chemicals - 1.40%
   Bayer AG                                                5,935         247,689
   Schering AG                                             4,395         551,840
                                                                      ----------
                                                                         799,529
                                                                      ----------

Consumer & Commercial Services - 1.75%
   Berliner Kraft und Licht AG                            36,850         995,036
                                                                      ----------
Total Germany                                                          1,794,565
                                                                      ----------

--------------------------------------------------------------------------------
HONG KONG - 1.23%
--------------------------------------------------------------------------------
Diversified Operations - 0.52%
   Hutchison Whampoa Limited                              42,000         296,813
                                                                      ----------

Real Estate Investment Trusts - 0.48%
   Cheung Kong Limited                                    38,000         273,450
                                                                      ----------

Telecommunication - 0.23%
   China Telecom                                          74,000         127,993
                                                                      ----------
Total Hong Kong                                                          698,256
                                                                      ----------

                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND

                             SCHEDULE OF INVESTMENTS

                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCK                                             Shares           Value
--------------------------------------------------------------------------------
ITALY - 14.22%
--------------------------------------------------------------------------------
Financial Services - 5.37%
   Alleanza Assicurazioni                                 47,484      $  672,030
   Banca Intesa SpA                                      234,560       1,409,616
   Istituto Bancario San Paolo
     di Torino                                            55,359         979,773
                                                                     -----------
                                                                       3,061,419
                                                                     -----------

Telecommunication - 8.85%
   Telecom Italia Mobile SpA                              55,402         409,675
   Telecom Italia Mobile SpA RNC                         457,108       2,155,523
   Telecom Italia SpA                                     59,467         508,217
   Telecom Italia SpA RNC                                311,906       1,966,126
                                                                     -----------
                                                                       5,039,541
                                                                     -----------
Total Italy                                                            8,100,960
                                                                     -----------
--------------------------------------------------------------------------------
JAPAN-10.21%
--------------------------------------------------------------------------------
Consumer & Commercial Services - 1.94%
   Daiwa House Industry Co.,
     Limited                                              65,000         693,219
   Secom Co., Limited                                      5,000         414,894
                                                                     -----------
                                                                       1,108,113
                                                                     -----------

Financial Services - 0.88%
   The Nomura Securities Co.,
      Limited                                             25,000         218,307
   Takefuji Corporation                                    3,900         285,240
                                                                     -----------
                                                                         503,547
                                                                     -----------

Manufacturing - 1.05%
   Tostem Corporation                                     30,000         595,745
                                                                     -----------

Technology - 0.52%
   NIDEC Corporation                                       2,400         294,256
                                                                     -----------

Telecommunication - 5.82%
   Matsushita Communication
     Industrial Co., Limited                               7,000         330,763
   NTT Mobile Communication
     Network, Inc.                                            43       1,772,608
   Nippon Telegraph &
     Telephone Corporation                                   157       1,213,689
                                                                     -----------
                                                                       3,317,060
                                                                     -----------
Total Japan                                                            5,818,721
                                                                     -----------
--------------------------------------------------------------------------------
COMMON STOCK                                             Shares           Value
--------------------------------------------------------------------------------
NETHERLANDS - 5.21%
--------------------------------------------------------------------------------
Financial Services - 0.90%
   AEGON N.V.                                              4,177      $  512,967
                                                                     -----------

Beverages - 2.41%
   Heineken NV                                            22,804       1,372,319
                                                                     -----------

Telecommunication - 1.90%
   KPN NV                                                 21,705       1,086,559
                                                                     -----------
Total Netherlands                                                      2,971,845
                                                                     -----------
--------------------------------------------------------------------------------
NORWAY-1.43%
--------------------------------------------------------------------------------
Financial Services - 1.43%
   Storebrand ASA #                                      108,067         815,573
                                                                     -----------
Total Norway                                                             815,573
                                                                     -----------
--------------------------------------------------------------------------------
SWEDEN - 0.80
--------------------------------------------------------------------------------
Telecommunication - 0.80%
   Telefonaktiebolaget LM Ericsson                        19,191         456,940
                                                                     -----------
Total Sweden                                                             456,940
                                                                     -----------
--------------------------------------------------------------------------------
SWITZERLAND-10.27%
--------------------------------------------------------------------------------
Basic Resources - 3.06%
   Holderbank Financiere Glarus AG                         1,473       1,743,792
                                                                     -----------

Chemicals - 3.08%
   Novartis                                                  594       1,167,674
   Roche Holding AG                                           48         585,715
                                                                     -----------
                                                                       1,753,389
                                                                     -----------

Financial Services - 1.65%
   Baloise Holding Limited                                   905         938,933
                                                                     -----------

Telecommunication - 2.48%
   Swisscom AG #                                           3,377       1,413,742
                                                                     -----------
Total Switzerland                                                      5,849,856
                                                                     -----------
--------------------------------------------------------------------------------
UNITED KINGDOM-10.81%
--------------------------------------------------------------------------------
Aerospace - 1.74%
   British Aerospace PLC                                  28,513         242,194
   Rolls Royce PLC                                       181,890         747,535
                                                                     -----------
                                                                         989,729
                                                                     -----------


                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND

                             SCHEDULE OF INVESTMENTS

                                December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCK                                             Shares           Value
--------------------------------------------------------------------------------
UNITED KINGDOM - (continued)
--------------------------------------------------------------------------------
Energy - 1.78%
   Burmah Castrol PLC                                     70,498     $ 1,012,896
                                                                     -----------

Financial Services - 2.98%
   Barclays PLC                                           11,559         248,682
   Britannic Assurance PLC                                66,358       1,451,926
                                                                     -----------
                                                                       1,700,608
                                                                     -----------

Healthcare - 0.20%
   Scotia Holdings PLC                                   111,321         115,766
                                                                     -----------

Retail - 0.88%
   Signet Group PLC #                                    960,571         499,465
                                                                     -----------

Telecommunication - 3.23%
   British Telecommunications PLC                         56,260         846,708
   Vodafone Group PLC                                     61,538         997,305
                                                                     -----------
                                                                       1,844,013
                                                                     -----------
Total United Kingdom                                                   6,162,477
                                                                     -----------

Total common stock
                                                                     -----------
   (cost $48,683,169)                                                 52,504,923
                                                                     -----------

--------------------------------------------------------------------------------
PREFERRED STOCK - 1.88%                                   Shares           Value
--------------------------------------------------------------------------------
ITALY - 1.88%
--------------------------------------------------------------------------------
Consumer & Commercial Services - 1.88%
   IFI Istituto Finanziario                               58,320     $ 1,074,596
                                                                     -----------
Total Italy                                                            1,074,596
                                                                     -----------

Total preferred stock
   (cost $1,484,998)                                                   1,074,596
                                                                     -----------

--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.19%                                                 Value
--------------------------------------------------------------------------------
Chase United States, 3.9062%
   (cost $1,247,643)                                                   1,247,643
                                                                     -----------

Total Investments - 96.21%
   (cost $51,415,810)                                                 54,827,162

Short Sales - (13.21%)
   (Proceeds - $7,401,270)*                                          (7,530,563)

Variation margin on
   futures contracts - 0.28%**                                           162,144

Other assets in excess
of liabilities - 16.72%                                                9,526,479
                                                                     -----------
Total net assets - 100.00%                                           $56,985,222
                                                                     ===========



# - Non-income producing security.
ADR - American Depository Receipts.

                   *Schedule of Foreign Currencies Sold Short
                                December 31, 1998

--------------------------------------------------------------------------------
Foreign Currency                                                           Value
--------------------------------------------------------------------------------
Australian Dollars                                                  $  (460,066)
Hong Kong Dollars                                                      (864,818)
Japanese Yen                                                         (6,205,679)
                                                                     -----------
Total Foreign Currencies Sold Short                                 $(7,530,563)
                                                                     ===========

      **Futures Contracts Purchased and Outstanding as of December 31, 1998

--------------------------------------------------------------------------------
Number of Contracts      Issue      Exchange       Expiration Date         Value
--------------------------------------------------------------------------------
           850        Nikkei 225     OSAKA           March 1999       $5,171,215
                                                                       ---------
   Total Futures contracts purchased and outstanding
   (Total contract price - $5,333,359)                                $5,171,215
                                                                       =========

                                          STATEMENTS OF ASSETS AND LIABILITIES

                                                    December 31, 1998


                                               LKCM                         LKCM           LKCM           LKCM
                                             Small Cap        LKCM        Balanced     Fixed Income   International
                                            Equity Fund    Equity Fund      Fund           Fund           Fund
Assets:
Investments, at value*..................   $248,847,716   $41,283,749     $3,715,364    $14,357,539   $54,827,162
Cash ...................................         14,986             0              0              0       604,739
Foreign currency**......................              0             0              0              0     1,534,007
Dividends and interest receivable.......        202,047        66,307         26,508        250,780        91,957
Receivable from Adviser.................              0             0         10,376          6,047             0
Receivable for investments sold.........              0             0              0              0     7,919,852
Organizational expenses,
 net of accumulated amortization........          5,680             0         13,028         13,028        23,848
Prepaid expenses........................         21,090         2,698          2,896          2,016         6,893
                                             ----------    ----------     ----------     ----------    ----------
  Total assets..........................    249,091,519    41,352,754      3,768,172     14,629,410    65,008,458
                                             ----------    ----------     ----------     ----------    ----------

Liabilities:
Payable for foreign currency contracts
 (proceeds received of $0, $0, $0, $0,
 $7,401,270)............................              0             0              0              0     7,530,563
Payable for investments purchased.......        431,250             0        102,755              0       296,487
Payable for investment advisory fees....        430,383        58,307              0              0       114,016
Accrued expenses and other liabilities..        212,269       225,299         26,256         72,837        82,170
                                             ----------    ----------     ----------     ----------    ----------
   Total liabilities....................      1,073,902       283,606        129,011         72,837     8,023,236
                                             ----------    ----------     ----------     ----------    ----------
Net assets                                 $248,017,617   $41,069,148     $3,639,161    $14,556,573   $56,985,222
                                             ==========    ==========     ==========     ==========    ==========
Net assets consist of:
Paid in capital.........................   $206,019,377   $28,253,194     $3,355,194    $14,323,487   $53,862,658
Undistributed net investment income (loss)          193             0              2              0      (125,614)
Undistributed net realized gain (loss) on
 securities and foreign currency transactions  (615,582)       94,879        (19,458)        21,891      (216,825)
Net unrealized appreciation of securities
 and foreign currency transactions.........  42,613,629    12,721,075        303,423        211,195     3,465,003
                                             ----------    ----------     ----------     ----------    ----------
Net assets..............................   $248,017,617   $41,069,148     $3,639,161    $14,556,573   $56,985,222
                                             ==========    ==========     ==========     ==========    ==========
Shares of beneficial interest outstanding
 (unlimited shares of
  no par value authorized)                   15,779,442     2,854,255        329,232      1,419,508     5,174,196
Net asset value per share
 (offering and redemption price)........   $      15.72   $     14.39     $    11.05    $     10.25   $     11.01
                                             ==========    ==========     ==========     ==========    ==========

*  Cost of Investments..................   $206,234,087   $28,562,674     $3,411,941    $14,146,344   $51,415,810
                                             ==========    ==========     ==========     ==========    ==========
**  Cost of Foreign Currency............   $          0   $         0     $        0    $         0   $ 1,519,780
                                             ==========    ==========     ==========     ==========    ==========

                     See notes to the financial statements.

                                                      STATEMENTS OF OPERATIONS

                                                         December 31, 1998

                                               LKCM                         LKCM           LKCM           LKCM
                                             Small Cap        LKCM        Balanced     Fixed Income   International
                                            Equity Fund    Equity Fund      Fund           Fund           Fund
Investment Income:
Dividend income*........................     $1,784,268     $ 441,561       $ 19,079            $ 0     $ 515,064
Interest................................      1,542,158       161,481         43,148        623,933       174,765
                                             ----------    ----------     ----------     ----------    ----------
  Total income..........................      3,326,426       603,042         62,227        623,933       689,829
                                             ----------    ----------     ----------     ----------    ----------

Expenses:
Investment advisory fees ...............      1,977,956       281,873         12,623         52,488       396,641
Administrative fees.....................        156,396        26,410         17,929         19,354        35,920
Custody fees and expenses...............         24,631        14,637          8,104          5,472        34,936
Accounting and transfer
  agent fees and expenses...............         88,446        40,078         36,594         38,697        46,062
Federal and state registration..........         31,919        19,541          1,043          4,313        17,012
Professional fees.......................         35,565        12,619          8,312          8,734        12,285
Trustees' fees .........................         19,800         2,980            100            400         1,000
Amortization of deferred charges........         10,753             0          3,268          3,268         5,957
Reports to shareholders.................         21,694           678            628            928         2,505
Other ..................................         24,892         6,489            229            603         1,738
                                             ----------    ----------     ----------     ----------    ----------
   Total expenses.......................      2,392,052       405,305         88,830        134,257       554,056
   Less, expense reimbursement..........              0       (86,983)       (73,294)       (65,831)      (78,087)
                                             ----------    ----------     ----------     ----------    ----------
   Net expenses.........................      2,392,052       318,322         15,536         68,426       475,969
                                             ----------    ----------     ----------     ----------    ----------
Net investment income...................        934,374       284,720         46,691        555,507       213,860
                                             ----------    ----------     ----------     ----------    ----------

Realized and Unrealized Gain on Investments:
Net realized gain (loss) on:
  Investments...........................       (630,210)      627,597        (19,531)        28,673      (216,824)
  Foreign currency......................              0             0              0              0    (2,387,996)
                                             ----------    ----------     ----------     ----------    ----------
                                               (630,210)      627,597        (19,531)        28,673    (2,604,820)
                                             ----------    ----------     ----------     ----------    ----------
Net change in unrealized appreciation
(depreciation) of:
  Investments...........................    (18,659,746)    4,346,775        303,423        211,195      (108,492)
  Foreign currency......................              0             0              0              0     3,573,495
                                             ----------    ----------     ----------    -----------    ----------
                                            (18,659,746)    4,346,775        303,423        211,195     3,465,003
                                             ----------    ----------     ----------    -----------    ----------
Net Gain (Loss) on Investments..........    (19,289,956)    4,974,372        283,892        239,868       860,183
                                             ----------    ----------     ----------    -----------    ----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.............   ($18,355,582)   $5,259,092       $330,583       $795,375    $1,074,043
                                             ==========    ==========     ==========     ==========    ==========

* Net of Foreign Taxes Withheld.........    $         0    $        0       $    127       $      0    $  154,267
                                             ==========    ==========     ==========     ==========    ==========


                     See notes to the financial statements.

                                                              STATEMENTS OF CHANGES IN NET ASSETS

                                                           LKCM
                                                   Small Cap Equity Fund                 LKCM Equity Fund

                                              Year ended         Year ended        Year ended        Year ended
                                           December 31, 1998  December 31, 1997 December 31, 1998 December 31, 1997
                                            --------------     --------------    --------------    --------------
Operations:
Net investment income....................     $    934,374       $   537,200        $  284,720        $  365,363
Net realized gain (loss) on investments
  and foreign currency transactions......         (630,210)       20,905,657           627,597         2,403,120
Net change in unrealized appreciation of
  securities and foreign currency
  transactions...........................      (18,659,746)       27,753,447         4,346,775         5,155,823
                                               -----------       -----------        ----------        ----------
    Net increase in net assets
      resulting from operations .........      (18,355,582)       49,196,304         5,259,092         7,924,306
                                               -----------       -----------        ----------        ----------

Dividends and Distributions
  to Shareholders:
Net investment income....................       (1,034,445)         (923,766)         (284,136)         (815,908)
Net realized gain on investments.........         (730,451)      (36,263,585)       (1,148,795)       (3,031,073)
                                               -----------       -----------        ----------        ----------
    Total dividends and distributions....       (1,764,896)      (37,187,351)       (1,432,931)       (3,846,981)
                                               -----------       -----------        ----------        ----------

Fund Share Transactions:
Net proceeds from shares sold............       22,128,815        42,633,318         6,668,985        21,410,408
Shares issued in connection with payment
  of dividends and distributions.........        1,643,267        35,233,556         1,238,620         2,945,834
Cost of shares redeemed..................      (30,421,264)      (14,176,437)      (23,056,392)      (10,649,681)
                                               -----------       -----------        ----------        ----------
    Net increase (decrease) in net asset
      from Fund share transactions.......       (6,649,182)       63,690,437       (15,148,787)       13,706,561
                                               -----------       -----------        ----------        ----------
Total increase (decrease)................      (26,769,660)       75,699,390       (11,322,626)       17,783,886

Net Assets:
Beginning of period......................      274,787,277       199,087,887        52,391,774        34,607,888
                                               -----------       -----------        ----------        ----------
End of period*...........................     $248,017,617      $274,787,277       $41,069,148       $52,391,774
                                               ===========       ===========        ==========        ==========

*Including undistributed net
  investment income of:..................     $        193      $          0       $         0       $         0
                                               ===========       ===========        ==========        ==========

Changes in Shares Outstanding:
Shares sold..............................        1,329,026         2,573,250           482,978         1,614,397
Shares issued in connection with payment
  of dividends and distributions.........          104,533         2,228,307            86,075           240,087
Shares redeemed..........................       (1,924,372)         (820,506)       (1,690,990)         (836,931)

                                               -----------       -----------        ----------        ----------
                                                  (490,813)        3,981,051        (1,121,937)        1,017,553
                                               ===========       ===========        ==========        ==========


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     LKCM              LKCM             LKCM
                                                                   Balanced        Fixed Income     International
                                                                     Fund              Fund             Fund
                                                               Year ended (1)     Year ended (1)    Year ended (1)
                                                             December 31, 1998  December 31, 1998 December 31, 1998
                                                               --------------    --------------    --------------
Operations:
Net investment income......................................        $  46,691         $ 555,507         $ 213,860
Net realized gain (loss) on investments and
  foreign currency transactions............................          (19,531)           28,673        (2,604,820)
Net change in unrealized appreciation of
  securities and foreign currency transactions.............          303,423           211,195         3,465,003
                                                                  ----------        ----------        ----------
    Net increase in net assets resulting from operations ..          330,583           795,375         1,074,043
                                                                  ----------        ----------        ----------

Dividends and Distributions
   to Shareholders:
Net investment income......................................          (48,212)         (558,872)                0
Net realized gain on investments...........................                0            (5,476)                0
                                                                  ----------        ----------        ----------
    Total dividends and distributions......................          (48,212)         (564,348)                0
                                                                  ----------        ----------        ----------

Fund Share Transactions:
Net proceeds from shares sold..............................        3,312,403        14,242,524        61,462,930
Shares issued in connection with payment
  of dividends and distributions...........................           48,212           489,910                 0
Cost of shares redeemed....................................           (3,835)         (406,898)       (5,551,761)
                                                                  ----------        ----------        ----------
    Net increase in net asset from Fund share transactions.        3,356,780        14,325,536        55,911,169
                                                                  ----------        ----------        ----------
Total increase.............................................        3,639,151        14,556,563        56,985,212

Net Assets:
Beginning of period........................................               10                10                10
                                                                  ----------        ----------        ----------
End of period*.............................................       $3,639,161       $14,556,573       $56,985,222
                                                                  ==========        ==========        ==========

*Including undistributed net investment income of:.........       $        2       $         0      ($   125,614)
                                                                  ==========        ==========        ==========

Changes in Shares Outstanding:
Shares sold................................................          325,041         1,411,297         5,709,472
Shares issued in connection with payment
  of dividends and distributions...........................            4,558            47,820                 0
Shares redeemed............................................             (367)          (39,609)         (535,276)

                                                                  ----------        ----------        ----------
                                                                     329,232         1,419,508         5,174,196
                                                                  ==========        ==========        ==========



(1) The Funds commenced operations on December 30, 1997. At December 31, 1997 the Funds had no operations other than those relating to organizational matters.


                     See notes to the financial statements.

                                                           FINANCIAL HIGHLIGHTS

                                         SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                             LKCM Small Cap Equity Fund



                                    Year ended         Year ended        Year ended          May 1, 1995 to    July 14, 1994(1) to
                                 December 31, 1998  December 31, 1997  December 31, 1996   December 31, 1995     April 30, 1995
                                     ------------     --------------    --------------       --------------      --------------
Net Asset Value --
  Beginning of Period............        $16.89          $16.20             $13.84               $11.48              $10.00
                                         ------          ------             ------               ------              ------
Net investment income............          0.05            0.02               0.05                 0.03                0.04
Net realized gain (loss) and
  unrealized appreciation
               (depreciation)....         (1.10)           3.38               3.26                 2.33                1.44
                                         ------          ------             ------               ------              ------
    Total from investment
      operations.................         (1.05)           3.40               3.31                 2.36                1.48
                                         ------          ------             ------               ------              ------
Dividends from net investment
  income.........................         (0.07)          (0.07)             (0.07)                0.00                0.00
                                         ------          ------             ------               ------              ------
Distributions from net realized gain
  from investment transactions...         (0.05)          (2.64)             (0.88)                0.00                0.00
                                         ------          ------             ------               ------              ------
    Total distributions..........         (0.12)          (2.71)             (0.95)                0.00                0.00
                                         ------          ------             ------               ------              ------
Net Asset Value-- End of Period..        $15.72          $16.89             $16.20               $13.84              $11.48
                                         ======          ======             ======               ======              ======
Total Return.....................         -6.26%          23.07%             25.67%               20.56%(2)           14.80%(2)

Ratios and Supplemental Data:
Net assets, end of period (thousands)  $284,018        $274,787           $199,088             $121,430             $66,736
Ratio of expenses to average net assets    0.91%           0.95%              1.00%                1.00%(3)            1.00%(3)
Ratio of net investment income to
  average net assets.............          0.35%           0.22%              0.39%                0.53%(3)            1.15%(3)
Portfolio turnover rate..........            35%             34%                66%                  57%                 53%

(1) Commencement of Operations
(2) Not Annualized
(3) Annualized


                     See notes to the financial statements.

                              Financial Highlights

            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                  LKCM Equity Fund


                                                                                                      January 3,
                                                                      Year ended      Year ended      1996(1) to
                                                                     December 31,    December 31,    December 31,
                                                                         1998            1997            1996
                                                                     ------------    -------------   -------------
Net Asset Value-- Beginning of Period............................        $13.18          $11.70          $10.00
                                                                         ------          ------          ------

Net investment income............................................          0.10            0.10            0.15
Net realized gain and unrealized
  appreciation ..................................................          1.63            2.52            1.55
                                                                         ------          ------          ------
    Total from investment operations.............................          1.73            2.62            1.70
                                                                         ------          ------          ------

Dividends from net investment income.............................         (0.10)          (0.25)           0.00
Distributions from net realized gain from
    investment transactions......................................         (0.42)          (0.89)           0.00
                                                                         ------          ------          ------
    Total distributions..........................................         (0.52)          (1.14)           0.00
                                                                         ------          ------          ------

Net Asset Value-- End of Period..................................        $14.39          $13.18          $11.70
                                                                         ======          ======          ======
Total Return.....................................................         13.11%          23.57%          17.00%(2)

Ratios and Supplemental Data:
Net assets, end of period (thousands)............................       $41,069         $52,392         $34,608
Ratio of expenses to average net assets:
  Before expense reimbursement...................................          1.02%           1.16%           1.32%(3)
  After expense reimbursement....................................          0.80%           0.80%           0.80%(3)
Ratio of net investment income to average net assets:
  Before expense reimbursement...................................          0.49%           0.57%           0.98%(3)
  After expense reimbursement....................................          0.71%           0.93%           1.50%(3)
Portfolio turnover rate..........................................            45%             48%             79%

(1) Commencement of Operations
(2) Not Annualized
(3) Annualized


                     See notes to the financial statements.

                              Financial Highlights

            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                         LKCM            LKCM            LKCM
                                                                       Balanced      Fixed Income    International
                                                                         Fund            Fund            Fund
                                                                      Year ended      Year ended      Year ended
                                                                     December 31,    December 31,    December 31,
                                                                         1998            1998            1998
                                                                     ------------    -------------   -------------
Net Asset Value-- Beginning of Period............................       $10.00          $10.00          $10.00
                                                                         ------          ------          ------

Net investment income............................................         0.22            0.54 (1)        0.04 (2)
Net realized gain and unrealized
  appreciation...................................................         1.05            0.17            0.97
                                                                         ------          ------          ------
    Total from investment operations.............................         1.27            0.71            1.01
                                                                         ------          ------          ------

Dividends from net investment income.............................        (0.22)          (0.46)           0.00
                                                                         ------          ------          ------

Net Asset Value-- End of Period..................................       $11.05          $10.25          $11.01
                                                                         ======          ======          ======
Total Return.....................................................        12.84%           7.27%          10.10%

Ratios and Supplemental Data:
Net assets, end of period (thousands)............................       $3,639         $14,557         $56,985
Ratio of expenses to average net assets:
  Before expense reimbursement...................................         4.59%           1.28%           1.40%
  After expense reimbursement....................................         0.80%           0.65%           1.20%
Ratio of net investment income to average net assets:
  Before expense reimbursement...................................        -1.38%           4.66%           0.34%
  After expense reimbursement....................................         2.41%           5.29%           0.54%
Portfolio turnover rate..........................................           39%             82%            196%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

                     See notes to the financial statements.

                                   LKCM Funds

                  Notes to the Financial Statements (Unaudited)


A. Accounting Policies. LKCM Funds (the "Trust") is registered under the Investment Company Act as a diversified open-end, management company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five series of shares comprising the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (the LKCM Small Cap Equity Fund), January 3, 1996 (the LKCM Equity Fund), and December 30, 1997 (the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund). The LKCM Small Cap Equity Fund seeks to maximize capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation. The LKCM Fixed Income Fund seeks to provide investors with current income. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index. The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.
    1. Security Valuation: Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees.

     2. Federal Income Taxes: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

     3. Repurchase Agreements: Each Fund may enter into repurchase agreements with broker-dealers or banks that meet the credit guidelines established by the Board of Trustees. In connection with transactions in repurchase agreements, it is the Fund's policy that the custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     4. Distributions to Shareholders: The Small Cap Equity, Equity and International Funds intend to pay dividends and net capital gains distributions, if any, on an annual basis. The Balanced and Fixed Income Funds intend to pay dividends on a quarterly basis and net capital gain distributions, if any, on an annual basis.

     5. Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S.

     government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable securities of U.S. companies and securities of the U.S. government.

     6. Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

     7. Forward Currency Options and Futures: The LKCM International Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     8. Expense Allocation: Common expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

     9. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     10. Other: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles required that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

B. Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser entered into a Subadvisory Agreement with TT International Investment Management (the "Sub-Adviser") for the LKCMInternational Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to recevice a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the year ended December 31, 1998 the Adviser waived the following fees:

                                             LKCM           LKCM           LKCM          LKCM           LKCM
                                       Small Cap Equity    Equity        Balanced    Fixed Income   International
                                             Fund           Fund           Fund          Fund           Fund
                                            ------         ------         ------        ------         ------
Annual Advisory Rate                         0.75%          0.70%          0.65%         0.50%         (1)(2)
Annual Cap on Expenses                       1.00%          0.80%          0.80%         0.65%          1.20%
Fees Waived                                   --           $86,983        $73,294       $65,831        $78,087

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate of 0.50%.

Firstar Trust Mutual Fund Services, LLC serves as custodian, transfer agent, administrator and accounting services agent for the Trust.

Distribution services are performed pursuant to distribution contracts with First Data Distributors, Inc., the Trust's principal underwriter, and other broker-dealers.

C. Security Transactions: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 were as follows:

                                                          Purchases                            Sales
                                              U.S. Government        Other       U.S. Government        Other
                                               -------------     -------------    -------------     -------------
LKCM Small Cap Equity Fund                          --            $81,367,062          --           $110,835,450
LKCM Equity Fund                                    --             16,723,094          --             33,021,947
LKCM Balanced Fund                             $   334,387          3,636,195      $   50,199            590,096
LKCM Fixed Income Fund                          10,061,528         12,026,329       6,439,320          1,612,410
LKCM International Fund                             --            117,725,127          --             66,017,240

At December 31, 1998, cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:
                                                                                                         Net
                                                   Cost          Appreciation    (Depreciation)     Appreciation
                                               -------------     -------------    -------------     -------------
LKCM Small Cap Equity Fund                     $206,234,087      $57,719,404      $(15,105,775)     $42,613,629
LKCM Equity Fund                                 28,562,674       13,218,990          (497,915)      12,721,075
LKCM Balanced Fund                                3,411,941          378,420           (77,997)         303,423
LKCM Fixed Income Fund                           14,146,895          242,886           (32,242)         210,649
LKCM International Fund                          53,439,860        6,702,325         3,747,477        2,954,848

The LKCM Small Cap Equity Fund and LKCM Balanced Fund realized, on a tax basis, capital loss carryforwards of $609,640 and $19,458 which expire at December 31, 2006, respectively. These losses are available to offset future capital gains prior to distribution.

D. Other: At December 31, 1998, the percentage of total shares outstanding and the number of record shareholders owning 10% or greater of the Funds were as follows:
                                                     No. of              %
                                                  Shareholders       Ownership
                                                 -------------    -------------
LKCM Small Cap Equity Fund                             1             14.14%
LKCM Equity Fund                                       2             44.11%
LKCM Balanced Fund                                     4             70.14%
LKCM Fixed Income Fund                                 2             29.77%
LKCM International Fund                                2             63.22%

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of the LKCM Funds:

We have audited the accompanying statements of assets and liabilities of the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund (collectively, the "Funds"), including the schedules of investments, as of December 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
February 12, 1999

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA   Jacqui Brownfield
Chairman of the Board,     Secretary & Treasurer
President
Paul W. Greenwell Joseph C. Neuberger
Vice President    Assistant Treasurer
H. Kirk Downey    Victoria A. Kampa
Trustee  Assistant Secretary
Earle A. Shields, Jr.      Robert Kern
Trustee  Assistant Secretary

Investment Adviser
         Luther King Capital Management Corporation
         301 Commerce Street, Suite 1600
         Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent, Shareholder Servicing
Agent & Custodian
         Firstar Mutual Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI 53201-0701

Legal Counsel
         Gardere & Wynne
         3000 Thanksgiving Tower
         Dallas, TX 75201
         Kirkpatrick & Lockhart LLP
         1800 Massachusetts Avenue, N.W.
         2nd Floor
         Washington, D.C. 20036-1800

Independent Auditors
         Deloitte & Touche LLP
         411 East Wisconsin Avenue
         Milwaukee, WI 53202

Distributor
         First Data Distributors, Inc.
         4400 Computer Drive
         Westboro, MA 01581

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.